SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) February 3, 1997



                            NEWS COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



              Nevada                                            0-18299
(State or other jurisdiction of incorporation)            (Commission File No.)



         174-15 Horace Harding Expressway, Fresh Meadows, New York 11365
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (718) 357-3380





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ITEM 4.           Changes in Registrant's Certifying Accountant.

     (a) Moore Stephens, P.C. (formerly named Mortensen & Associates, P.C.) has served as independent auditors of the Registrant for the fiscal years ended November 30, 1994 and 1995 and until February 3, 1997. On February 3, 1997, Moore Stephens, P.C. was dismissed by the Registrant because it was determined by the Registrant that its best interest would be served by retaining Coopers & Lybrand, LLP. The decision to change auditors was approved by the Audit Committee of Registrant's Board of Directors. There have been no disagreements between the Registrant and Moore Stephens, P.C. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

     (b) Coopers & Lybrand LLP has been engaged by the Registrant as of February 3, 1997 as its independent auditors.

Item 7.           Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

                 16.1    Letter from Moore Stephens, P.C.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWS COMMUNICATIONS, INC.


                                     /s/   Michael Schenkler, President
                                           Name:             Michael Schenkler
                                           Title:            President

Dated:            February 7, 1997

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